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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 10, 1995 relating to the financial statements of THL-Omega Holding Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading Experts in such Prospectus.

PRICE WATERHOUSE LLP

Syracuse, New York

October 2, 1997